GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Content & Connectivity Fund

(the “Fund”)

Supplement dated February 23, 2023, to the Fund’s Summary Prospectus for Class AAA Shares, Class A Shares, and Class I Shares, dated April 29, 2022

Effective February 23, 2023, the Fund’s Average Annual Total Returns Table is replaced in its entirety with the following:

Average Annual Total Returns (for the years ended December 31, 2021, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Gabelli Global Content & Connectivity Fund
Class AAA Shares
Return Before Taxes	5.17%	7.18%	6.80%
Return After Taxes on Distributions	3.57%	5.73%	5.65%
Return After Taxes on Distributions and Sale of Fund Shares	4.16%	5.40%	5.35%
Class A Shares
Return Before Taxes	(0.88)%	5.91%	6.15%
Class I Shares
Return Before Taxes	5.18%	7.63%	7.16%
MSCI AC World Communication Services Index (reflects no deduction for fees, expenses, or taxes)	10.82%	10.93%	8.94%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	19.04%	14.97%	12.44%

Please retain this Supplement for future reference.